SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2009 (February 17, 2009)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                                   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 16, 2009, the practice of Lazar Levine & Felix LLP  (“Lazar”), an independent registered public accounting firm, was acquired by Parente Randolph, LLC (Parente”) in a transaction pursuant to which Lazar merged its operations into Parente  and certain of the professional staff and partners of Lazar joined Parente either as employees or partners of Parente. On February 19, 2009, as a result of this transaction, Lazar resigned from its role as principal auditor of the Company’s financial statements.  The Company, through and with the approval of the Audit Committee of the Company’s Board of Directors, engaged Parente as its independent registered public accounting firm.

The reports of independent registered public accounting firm of Lazar regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007 and 2006, and during the interim period from the end of the most recently completed fiscal year through February 19, 2009, the date of resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lazar would have caused it to make reference to such disagreement in its reports.

Prior to engaging Parente, the Company did not consult with Parente regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Parente on the Company’s financial statements, and Parente did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided Lazar with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Lazar furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 20, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 7.01.                        REGULATION FD DISCLOSURE.

In a previously announced agreement between Chembio and Bio-Rad Laboratories, Inc. (“Bio-Rad”), which was included on Form 8-K filed January 22, 2009, Bio-Rad was granted a license by Chembio, provided that Chembio would receive $340,000 as a license fee.  On February 17, 2009 Chembio received the $340,000 from Bio-Rad.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

16.1     Letter from Lazar Levine & Felix LLP to the SEC dated February 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 20, 2009                                                 Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer